Supplement dated January 5, 2017 to the Wilmington Funds (the “Trust”) Prospectus dated August 31, 2016 (the “Prospectus”)

Effective January 5, 2017, the information in the Prospectus with respect to the Wilmington Multi-Manager International Fund will be amended, supplemented or replaced as follows:

1.	The following amends and replaces information in the sub-section entitled “Fees and Expenses” on page 4 of the Prospectus relating to the Wilmington Multi-Manager International Fund:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee*	0.81%	0.81%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.57%	0.57%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	1.66%	1.41%
Fee Waivers and/or Expense Reimbursements(1)	(0.59)%	(0.47)%
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement	1.07%	0.94%

*The management fee has been restated to reflect current fees.

(1) The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A and Class I Shares will not exceed 1.04% and 0.91%, respectively, not including the effects of acquired fund fees and expenses, taxes, or other extraordinary expenses. This waiver may be amended or withdrawn after January 31, 2018, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A shares and Class I shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$653	$990	$1,350	$2,361
Class I	$96	$400	$726	$1,650

Addition and Removal of Sub-Advisors

Effective January 5, 2017, each of Allianz Global Investors U.S. LLC (“Allianz”), AXA Investment Managers, Inc. (“AXA”), Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”) and Schroder Investment Management North America, Inc. (“Schroders”) were added as sub-advisors to the Fund. In addition, each of Dimensional Fund Advisors LP (“Dimensional”), J O Hambro Capital Management Limited (“JOHCM”), LSV Asset Management (“LSV”), Northern Cross LLC (“Northern Cross”), Oberweis Asset Management, Inc. (“Oberweis”) and Parametric Portfolio Associates LLC (“Parametric”) were removed as sub-advisors to the Fund.

The following amends and replaces information in the sub-section entitled “Investment Sub-Advisors” on pages 6-7 of the Prospectus:

Investment Sub-Advisors

Wilmington Trust Investment Advisors, Inc. (“WTIA”), Allianz Global Investors U.S. LLC (“Allianz”), AXA Investment Managers, Inc. (“AXA”), Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”), and Schroder Investment Management North America, Inc. (“Schroders”).

Portfolio Managers	Title	Service Date (with the Fund)

Matthew D. Glaser	Group Vice President and Head of Equity and Non-Traditional Investments at WTIA	2016
Clement K. Miller, CFA	Administrative Vice President and Portfolio Manager at WTIA	2012
Thorsten Winkelmann	Senior Portfolio Manager at Allianz	2016
Matthias Born	Senior Portfolio Manager at Allianz	2016
Isabelle de Gavoty	Head of Small Cap Team at AXA	2016
Caroline Moleux, CFA	Deputy Portfolio Manager at AXA	2016
Boris Jurczyk, CFA	Head of Equity Selection at Berenberg	2016
Kay Möller	Portfolio Manager at Berenberg	2016
Michael Nuske, CFA	Portfolio Manager at Berenberg	2016
Yoshihide Itagaki	Lead Portfolio Manager at Nikko	2016
Toshinori Kobayashi	Back-Up Portfolio Manager at Nikko	2016
Toby Hudson	Fund Manager at Schroders	2016

The following paragraphs are added to pages 85-86 of the Prospectus under the sub-section entitled “Sub-Advisors” for the Fund:

Allianz Global Investors U.S. LLC (“Allianz”) sub-advises a portion of the Multi-Manager International Fund. Allianz is a registered investment advisor under the Advisers Act, with its principal executive office located at 1633 Broadway, New York, NY 10019. As of September 30, 2016, Allianz had assets under management of approximately $89.0 billion.

AXA Investment Managers, Inc. (“AXA”) sub-advises a portion of the Multi-Manager International Fund. AXA is a registered investment advisor under the Advisers Act, with its principal executive office located at 100 West Putnam Avenue, Greenwich, CT 06830. As of September 30, 2016, AXA had assets under management of approximately $786 billion.

Berenberg Asset Management LLC, along with its affiliate Joh. Berenberg, Gossler & Co. KG (“Berenberg”) sub-advises a portion of the Multi-Manager International Fund. Berenberg is a registered investment advisor under the Advisers Act, with its principal executive office located at 330 N. Wabash Avenue, 39th Floor, Chicago, IL 60611. Berenberg provides investment advice in the United States that originates from its participating affiliate, Joh. Berenberg, Gossler & Co. KG (“Joh. Berenberg”). Berenberg will provide these advisory services pursuant to long-standing SEC no-action letters that allows Berenberg to offer the capabilities, infrastructure and expertise of Joh. Berenberg to U.S. prospective clients. As of September 30, 2016, Berenberg had assets under management of approximately $17.5 billion.

Nikko Asset Management Americas, Inc. (“Nikko”), along with its affiliate Nikko Asset Management Co. Ltd. (“Nikko AM”) sub-advises a portion of the Multi-Manager International Fund. Nikko is a registered investment advisor under the Advisers Act, with its principal executive office located at 535 Madison Avenue, Suite 2500, New York, NY 10022. Nikko is the U.S. subsidiary of Nikko AM. As of September 30, 2016, Nikko, together with its parent company Nikko AM, had assets under management of approximately $176.5 billion.

Schroder Investment Management North America Inc. (“Schroders”) along with its affiliate, Schroder Investment Management North America Ltd. (Singapore Branch), sub-advises a portion of the Multi-Manager International Fund. Schroder and Schroder Investment Management North America Ltd. are registered investment advisers under the Investment Advisers Act of 1940, as amended. Schroder’s principal executive office is located at 875 Third Avenue New York, NY 10022. Schroders plc, Schroder’s ultimate parent, is a global asset management company with approximately $487.1 billion under management as of September 30, 2016.

The references to Dimensional, JOHCM, LSV, Northern Cross, Oberweis and Parametric on page 86 are hereby deleted.

The following amends and replaces certain information on pages 86-87 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities” for the Fund:

Multi-Manager International Fund – Matthew D. Glaser and Clement K. Miller, CFA, allocate the assets of the International Fund among the sub-advisors. Thorsten Winkelmann and Matthias Born are responsible for the day-to-day management of any portion of the Fund allocated to Allianz. Isabelle de Gavoty and Caroline Moleux, CFA, are responsible for the day-to-day management of any portion of the Fund allocated to AXA. Boris Jurczyk, CFA, Kay Möller and Michael Nuske, CFA, are responsible for the day-to-day management of any portion of the Fund allocated to Berenberg. Yoshihide Itagaki and Toshinori Kobayashi are responsible for the day-to-day management of any portion of the Fund allocated to Nikko. Toby Hudson is responsible for the day-to-day management of any portion of the Fund allocated to Schroders. The sub-advisors decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the International Fund that they manage. Each sub-advisor is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

The following biographies are added to pages 87-92 of the Prospectus under the sub-section entitled “Portfolio Manager Biographies” for the Fund:

Thorsten Winkelmann is a Senior Portfolio Manager, Managing Director and Investment Style Co-Leader Growth with Allianz since October 2009. As lead portfolio manager he is responsible for the strategies Europe Equity Growth Select, Europe Equity Growth and Europe ex UK Growth. From 2006 to 2009, Thorsten was portfolio manager in the European Equity Core Team. He joined Allianz in 2001 starting as a Junior Portfolio Manager in the Multi Asset team. He still manages the equity portion of the balanced portfolio Kapital Plus, one of Allianz’s flagship products. Mr. Winkelmann graduated with a master’s degree in economics from the University of Bonn in 2001.

Matthias Born is a senior portfolio manager and managing director with Allianz, which he joined in 2001. As a member of the European Equities team, he is Co-Leader of the Growth Investment Style Team since 2009 and the Lead Portfolio Manager of the Euroland Equity Growth, Europe Equity Growth Select and Europe ex-UK Growth strategies. Mr. Born has managed the flagship German Equity and Concentra funds since 2007. Mr. Born previously managed European small-cap portfolios at Allianz. He has 15 years of investment-industry experience and previously worked in Dresdner Bank’s global corporate finance division. Mr. Born has a degree in business from the University of Wuerzburg.

Isabelle de Gavoty is the Head of Europe Small Cap Equities with AXA. In 1998, Ms. de Gavoty joined AXA initially as an analyst within the Europe Small Cap Equity team before being promoted in 2001 to Lead Portfolio Manager in the Small and Mid-Cap team, a position she held until 2007. Ms. de Gavoty spent one year at Société Générale Asset Management as Portfolio Manager and Head of the Small and Mid-Cap team. In 2008, Ms. de Gavoty rejoined AXA as Lead Portfolio Manager and Head of the Europe Small Cap Equity team. From 1995 to 1998, Ms. de Gavoty worked as a financial analyst on the automobile sector with Wargny, a French broker. She graduated with a Masters in Finance from the University of Aix-Marseille (1994), holds the SFAF certification (French Financial Analyst Association) and is a member of the European Financial Analyst Society. Ms. de Gavoty also holds a diploma in Advanced Studies in Finance from the Oxford Brookes University.

Caroline Moleux, CFA, is a Portfolio Manager/Analyst with AXA. Ms. Moleux joined AXA in 2005 as a Portfolio Manage/Analyst on the convertible and global entrepreneur strategy. She now serves as Portfolio Manager Analyst within the small cap team and is in charge of the consumer sector. Prior to joining AXA, Ms. Moleux worked for three years at ADI where she was an analyst on the convertible arbitrage strategy. Ms. Moleux holds a CFA and an MBA in corporate finance and financial engineering from the University Paris Dauphine.

Boris Jurczyk, CFA, CAIA, FRM, joined Berenberg in 2009. He specializes in the development of models in the field of quantitative equity selection. Mr. Jurczyk is the responsible lead manager of the Berenberg European Equity Selection and Berenberg Emerging Markets Equity Selection mutual funds. Previously he worked for WGZ BANK in Financial Engineering and Trading. In 2001, Mr. Jurczyk received his degree in Business Administration at University of Paderborn. In 2006 he completed his MA of Finance and Management with specialization in Investment Banking at the Frankfurt School of Finance and Management. Mr. Jurczyk has gained specialist knowledge by completing additional qualification courses and being member in numerous professional organizations.

Kay Möller joined Berenberg in 2006 as a portfolio manager for Equity Selection strategies. He has almost 33 years of professional experience trading equities and equity derivatives. Previously, Mr. Möller worked for more than six years in Frankfurt at NM Fleischhacker as Head of Equity Sales Trading, where he was responsible for European equity and equity derivatives brokerage with a focus on large financial institutions, heading a team of 16 people. Mr. Möller started his career in 1984 as an equity trader at Vereins- & Westbank now UniCredit Group in Hamburg and later joined Donner & Reuschel Private Bank in 1998.

Michael Nuske, CFA, started his professional career in the financial services industry in 2012. Before joining the Equity Selection Team at Berenberg, Mr. Nuske completed the Berenberg Graduate Programme, rotating through different divisions (Asset Management, Investment Banking, Private Banking, Corporate Banking) and different locations (Hamburg, London, Frankfurt, Zurich). Mr. Nuske holds a master’s degree in finance and economics from the Warwick Business School and a bachelor’s degree in economics from the London School of Economics and Political Sciences (LSE). In addition, Mr. Nuske is a CFA Charterholder.

Yoshihide Itagaki (Lead Portfolio Manager), has been a portfolio manager for the Research Active Management Team with Nikko since 2010. From 2003, Mr. Itagaki served as both Team Leader and Senior Portfolio Manager for the Value Strategy Fund Management Team. Mr. Itagaki started his career at Nikko Securities Investment Trust & Management (now Nikko AM) in 1990, and managed various Japan equity funds. After working at the firm’s Singapore unit, Mr. Itagaki returned to Tokyo in February 1998 as a Japan Equity Portfolio Manager. Mr. Itagaki holds a B.A. in Commerce from Waseda University and is a chartered member of the Security Analysts Association of Japan.

Toshinori Kobayashi (Back-Up Portfolio Manager), became the Team Leader for the Research Active Management team with Nikko in 2010, after serving as Team Leader and Portfolio Manager of the Market-Oriented Fund Management Team of the Equity Fund Management Department. Mr. Kobayashi became a Portfolio Manager in 1992 following three years of work in corporate research. Mr. Kobayashi began his career at Nikko Securities Investment Trust & Management (now Nikko AM) in 1988. Mr. Kobayashi holds a B.A. in Law from Chuo University and is a chartered member of the Security Analysts Association of Japan.

Toby Hudson, Asia ex Japan Equity Fund Manager, is a fund manager managing Regional and Hong Kong/China mandates with Schroders. Mr. Hudson’s Investment career commenced upon joining Schroders in 1992. He was seconded to Hong Kong in 1995 after 3 years working as an UK equity analyst in London. In 1995, Mr. Hudson started covering Hong Kong equities before becoming responsible for financials research across the Asia ex Japan region. Mr. Hudson became Head of North Asian research in 2001 and Head of Asia ex Japan Equities Research in 2002. He started to manage money in 2003, a large regional financial sector portfolio for a sovereign wealth fund. In 2007, Mr. Hudson started to manage regional equity and officially took over as the lead on Hong Kong/China mandates at the start of 2008

Please keep this Supplement for future reference.

Supplement dated January 5, 2017 to the Wilmington Funds (the “Trust”) Statement of Additional Information dated August 31, 2016 (the “SAI”)

All Funds

Effective January 5, 2017, the following amends and supplements certain information on pages 71-73 of the SAI under the section entitled “Who Manages and Provides Services to the Funds?” and the subsections entitled “Officers Background and Compensation” and “Committees of the Board”:

OFFICERS BACKGROUND AND COMPENSATION

Name Address Birth year Position With Trust	Principal Occupations for Past Five Years and Previous Positions	Total Compensation From Trust***

Michael D. Daniels Birth year: 1967	Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Administrative Vice President, M&T Bank.	---

Chief Operating Officer Began serving: June 2007	Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970	Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds	---

Assistant Treasurer Began serving: June 2013	Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

Vice President Began serving: June 2007

John C. McDonnell Birth Year: 1966	Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).	---

Vice President and Assistant Treasurer Began serving: June 2013	Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Mary Ellen Reilly Birth year: 1970	Principal Occupation: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.	---

Chief Compliance Officer and AML Compliance Officer Began serving: March 2015	Previous Positions: Administrative Vice President, M&T Bank, and Program Director, Buffalo Promise. Neighborhood (2013-2015); Vice President, M&T Bank, and Product Manager, Wilmington Trust Retirement and Institutional Services Company (2010-2013); Vice President, M&T Bank, and Risk Manager, M&T Investment Group (2006-2010)

John J. Kelley Birth year: 1959	Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors Inc.	---

Vice President Began serving: December 2016	Previous Positions: Vice President of BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from January 2005 to July 2005; Vice President of Administration, 1838 Investment Advisors, LP from 1999 to 2005; Chief Compliance Officer, 1838 Investment Advisors, LP from 2004 to 2005.

Ralph V. Partlow, III 25 South Charles Street, 22nd Floor	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present).	---
Baltimore, MD 21201 Birth year: 1957	Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).

Vice President Began serving: June 2010

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110	Principal Occupations: Managing Director; Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).	---
Birth year: 1972	Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Chief Financial Officer and Treasurer Began serving: July 2013

Lisa R. Grosswirth Atlantic Terminal Office Tower	Principal Occupations: Vice President, BNY Mellon Asset Servicing (2004 to present).	---
2 Hanson Place 12th Floor Brooklyn, NY 11217 Birth year: 1963	Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Secretary Began serving: September 2007

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958	Principal Occupations: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).	---

Chief Executive Officer Began serving: September 2007	Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

*** Officers do not receive any compensation from the Trust.

COMMITTEES OF THE BOARD

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to the Independent Trustees, the Trust, and each Fund’s shareholders, and to facilitate compliance with legal and regulatory requirements. Currently, the Board has an Audit Committee, Nominating and Governance Committee, Pricing Committee, Disclosure Controls and Procedures Committee and Sub-Advisor and Performance Oversight Committee.

The Audit Committee is composed of Nicholas A. Giordano, Joseph J. Castiglia, Chairman and John S. Cramer, each who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act (individually, an “Independent Trustee” and collectively, the “Independent Trustees”). The Audit Committee, pursuant to its Charter, oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the auditors for the Trust. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services. The Chairman of the Audit Committee is responsible for pre-approving all non-audit related services, subject to ratification by the full Audit Committee. The Audit Committee reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. The Audit Committee also discusses the Trust’s processes with respect to risk assessment and risk management. During the fiscal year ended April 30, 2016, the Audit Committee met four times.

The Trust has a Nominating and Governance Committee which functions pursuant to its Charter. The Board of the Trust appoints the members of the Nominating and Governance Committee, which is composed of Richard B. Seidel, Chairman, Daniel R. Gernatt, Jr. and Robert H. Arnold, each an Independent Trustee. The Nominating and Governance Committee is responsible for the selection and nomination for election to the full Board appropriate candidates for service as Trustees of the Trust. In addition, the Nominating and Governance Committee provides a forum for the Independent Trustees to address important issues of corporate governance for the Trust, including Trustee compensation and the Board self-evaluation, and to make appropriate recommendations to the full Board regarding sound governance practices. During the fiscal year ended April 30, 2016, the Nominating and Governance Committee met four times.

The Pricing Committee is composed of any one Independent Trustee and a representative from the Advisor. The Pricing Committee may make fair valuation determinations as may be required from time to time. The Pricing Committee meets as is required. During the fiscal year ended April 30, 2016, the Pricing Committee did not meet.

The Disclosure Controls and Procedures (“DC&P”) Committee is composed of the Trust’s Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), and Chief Compliance Officer, as well as the Chief Investment Officer and Chief Operating Officer of the Advisor, and from time to time, Fund Counsel and other persons may be invited to attend meetings by the Trust’s PEO and PFO. The DC&P Committee oversees internal controls relating to preparation and filing of financial statements and meets prior to the final approvals by the PEO and PFO of the Fund on the annual report, semi-annual report, Form N-Q filings and certain other filings. During the fiscal year ended April 30, 2016, the DC&P Committee met four times.

The Sub-Advisor and Performance Oversight (“SA & PO”) Committee is composed of any one Independent Trustee and any one representative from the Advisor, and from time to time, Fund Counsel and other persons may be invited to attend meetings. The SA & PO Committee oversees the manager selection process and meets prior to the selection of additional sub-advisors or the termination of any sub-advisor. During the fiscal year ended April 30, 2016, the SA & PO Committee did not meet.

Wilmington Multi-Manager International Fund (the “Fund”)

Effective January 5, 2017, each of Allianz Global Investors U.S. LLC (“Allianz”), AXA Investment Managers, Inc. (“AXA”), Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”) and Schroder Investment Management North America, Inc. (“Schroder”) will also become sub-advisors to the Fund.

The following amends and replaces the information pertaining to the Fund on page 77 of the SAI:

MULTI-MANAGER INTERNATIONAL FUND

Each of Allianz Global Investors U.S. LLC (“Allianz”), AXA Investment Managers, Inc. (“AXA”), Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”), and Schroder Investment Management North America, Inc. (“Schroder”). The Advisor will allocate assets of the Multi-Manager International Fund among the sub-advisors. The allocation of assets among the sub-advisors may vary from time to time and the Advisor may not allocate assets to every sub-advisor.

Allianz is located at 1633 Broadway, New York, NY 10019.

AXA is located at 100 West Putnam Avenue, Greenwich, CT 06830.

Berenberg is located at 330 N. Wabash Avenue, 39th floor, Chicago, IL 60611.

Nikko is located at 535 Madison Avenue, Suite 2500, New York, NY 10022.

Schroder is located at 875 Third Avenue, New York, NY 10022.

SUBADVISORY FEE AS A
PERCENTAGE OF AVERAGE DAILY
SUB-ADVISOR	NET ASSETS (“ASSETS”)
Allianz	0.38%
AXA	0.43% on the first $150 million in assets; and
0.41% on assets over $150 million
Berenberg	0.27%
Nikko	0.32%
Schroder	0.50%

The following information pertaining to the Fund is added to pages 86-88 of the SAI:

ALLIANZ GLOBAL INVESTORS U.S. LLC (“Allianz”)

OTHER ACCOUNTS MANAGED (AS OF SEPTEMBER 30, 2016)

Thorsten Winkelmann

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	11	$ 16,874	4	$ 4,062
Other Accounts	24	$ 5,915	1	$ 103

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Matthias Born

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	11	$ 16,874	4	$ 4,062
Other Accounts	24	$ 5,915	1	$ 103

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Compensation Structure (Allianz)

Allianz acknowledges the importance of financial incentives, and rewards employees competitively in line with market practice and local regulations, as applicable. Individual compensation is typically a function of individual, team and company performance, and is also benchmarked against comparable market pay.

The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role, and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.

The deferred component consists of a Long-Term Incentive Program Award (LTIPA) but, for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50% / 50% between the aforementioned LTIPA and a Deferral into Funds program (DIF), which enables employees to invest in Allianz Global Investors’ investment strategies.

Deferral rates increase in line with the amount of variable compensation and can reach up to 50%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals will typically be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings respectively).

For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect our core values of excellence, passion, integrity and respect.

Conflicts of Interest (Allianz)

Allianz must take reasonable care to identify and manage conflicts of interest if and when they arise. This includes conflicts (i) within Allianz (ii) between Allianz and other Allianz entities, (iii) between Allianz’s interests and those of its clients, and (iv) between the interests of different clients.

Policy Standards

Allianz has policies and procedures reasonably designed to:

i.	Identify and keep a record of the material conflicts that arise in its business, and to comply with applicable laws/regulations and contractual requirements in this regard;
ii.

Maintain and operate effective internal arrangements intended to mitigate the risk that any such conflicts will cause material damage to the interests or reputation of Allianz, Allianz Asset Management of America, AllianzGI US or its clients; and

iii.

Comply with any regulatory or contractual requirements on disclosure of conflicts of interest to clients, and in particular the disclosure requirements arising from Section 206 of the Advisers Act (including court or regulatory interpretations thereunder).

Areas where potential conflicts of interest may arise include, but are not limited to:

Side-by-Side Management

Allianz may from time to time manage Funds and other accounts with fixed management fees (“fixed fee accounts”) alongside accounts managed under the same or substantially similar investment strategy paying performance based fees (“performance fee accounts”). Allianz has developed policies and procedures to address the potential for conflicts between fixed fee accounts and performance fee accounts as well as other potential conflicts related to managing discretionary and non-discretionary accounts. Allianz monitors for preferential treatment of accounts whenever accounts subject to side-by-side conflicts are managed under the same or similar investment strategy.

Wrap Fee Accounts and Model Delivery

Potential conflicts arise when Allianz manages wrap fee program portfolios traded by the program Sponsor side-by-side with other accounts traded on Allianz’s trading desk. Allianz typically initiates implementation of orders for accounts in the Wrap Fee Programs at the same time it initiates execution of orders for its other clients. Potential conflicts also arise in connection with the management of a particular investment strategy across multiple wrap fee programs offered by different program Sponsors. Allianz has implemented a trade rotation process to mitigate these conflicts of interest whereby the order of recommendation notification to the different Sponsors is rotated based on a random computer-generated sequence.

Investment Persons

Allianz has adopted policies and procedures to address actual or potential conflicts arising from personal relationships involving portfolio managers, investment analysts and traders (collectively “Investment Persons”) that may impact the Investment Person’s professional judgment. Allianz’s Policies are: (i) to identify actions, transactions, circumstances or relationships that are or could potentially be deemed or appear to create a conflict between the interests of Allianz or its Investment Persons and those of its clients; (ii) to assess the nature of a conflict; (iii) to implement policies and procedures to manage conflicts in a manner that is fair and equitable; and (iv) to make full disclosure of those conflicts.

Small Cap and Thinly Traded Securities

Allianz manages ultra micro-cap, micro-cap and small cap strategies (collectively “small cap”) on behalf of its clients. Portfolio managers may determine that certain securities within the small cap universe are too small or too thinly traded to be appropriate for client portfolios. Allianz defines “small cap” to be an issuer with a total market capitalization of less than $2 billion, and a security is deemed to be “thinly traded” if it is traded infrequently or has a trading volume of less than 50,000 shares a day. Such securities may however be attractive to a portfolio manager or investment analyst for inclusion into their personal portfolios. Allianz has adopted policies and procedures to address the potential for conflict between the interests of clients and the interests of portfolio managers and analysts who manage the small cap strategies.

AXA INVESTMENT MANAGERS, INC. (“AXA”)

OTHER ACCOUNTS MANAGED (AS OF SEPTEMBER 30, 2016)

Isabelle de Gavoty

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	5	$ 1,448	1	$973
Other Accounts	0	$ 0	0	$ 0

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Caroline Moleux

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	4	$ 1,339	0	$ 0
Other Accounts	0	$ 0	0	$ 0

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Compensation Structure (AXA)

As part of its staff retention strategy, AXA has adopted a competitive compensation policy which is linked to both overall performance and individual achievements. Professional development also serves as a key retention tool. The financial compensation package is composed of a fixed salary, based mainly on qualifications and experience, and a discretionary bonus. Bonus payments can be structured with a combination of cash immediately payable and vesting programs that are tied to overall firm performance. In this manner, the company can influence short term, medium term and long term value creation for both parties. Total compensation is benchmarked against industry standards to ensure we retain our highly competent team members.

We constantly monitor the employment market in our area for talented investment professionals with an eye for both new investment talent as well as market-competitive compensation packages. As an additional retention strategy for certain key individuals in the US high yield team, contractual arrangements have also been secured feedback from the market and our extremely low turnover indicate that we are offering competitive compensation. AXA consistently attempts to align employee compensation with overall firm goals. Incentive pools are based on several factors, but focus on the following categories:

•	Employee performance with respect to objectives and responsibilities set (50%)
•	Employee contribution to overall firm performance (15-25%)
•	Overall firm profitability (25-35%)

Retention strategies for our team members are multifaceted. AXA believes compensation should be viewed as a total reward approach. In addition to industry competitive compensation structures as detailed above, AXA’s retention strategies include career development and international mobility opportunities, an appropriate work-life balance, and benefit programs that are viewed as investments in a team member (e.g., employee stock purchase program, health club reimbursement, corporate discounts, etc.). For our investment staff at AXA their incentive compensation is specifically guided depending on their roles within the firm, as described below:

Portfolio Managers or Strategists

The performance of our portfolio managers is assessed at mid-year and year-end against stated objectives set at the start of the year with a senior manager. The criteria taken into consideration are:

•	Their role in the investment process
•	Overall client satisfaction relating to portfolios under management as measured by overall client dialogue and retention for external clients)

Credit Analysts

The performance of our analysts is judged on their ability to translate information into practical recommendations for the portfolio managers. The criteria taken into consideration are:

•	Quality of industry and issuer coverage
•	Ability to react swiftly to market information
•	Speed with which information is integrated into recommendations

Traders

The performance of our traders is judged on their ability to deliver trading solutions that enhance performance for our clients. The criteria taken into consideration are:

•	Trade execution and access to liquidity in the market
•	Synthesis and dissemination of important information flow to the investment team, and
•	Ability to deliver qualitative and quantitative analysis

Conflicts of Interest (AXA)

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by AXA have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub Adviser’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. In addition, although the Sub-Adviser does not invest in securities for its own account, it does, however, manage certain client accounts and funds which include investments by affiliated subsidiaries of the AXA Group. Clients should be aware that AXA Group investments in these accounts and funds (including the Fund) may be deemed to create a conflict of interest for the Sub-Adviser, as there could be an incentive for the Sub-Adviser to allocate investment opportunities to these accounts and funds at the expense of other advisory clients.

BERENBERG ASSET MANAGEMENT LLC, through its affiliate Joh. Berenberg, Gossler & Co. KG (“Berenberg”)

OTHER ACCOUNTS MANAGED (AS OF SEPTEMBER 30, 2016)

Boris Jurczyk

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	10	$ 727	6	$432
Other Accounts	1	$ 38	0	$ 0

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Kay Möller

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	10	$ 727	6	$ 432
Other Accounts	1	$ 38	0	$ 0

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Michael Nuske

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	10	$ 727	6	$ 432
Other Accounts	1	$ 38	0	$ 0

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Compensation Structure (Berenberg)

The portfolio managers’ compensation consists of a competitive salary and an annual discretionary bonus. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.

Conflicts of Interest (Berenberg)

In certain instances, Berenberg may charge a performance-based fee. Performance-based fees are calculated based on a share of revenue generated by the client’s portfolio. Performance-based fees will only be charged to those clients who, at the time of entering into an agreement with Berenberg, are deemed “qualified clients” under the Advisers Act.

It is possible that two client accounts with the same strategy may have different fee structures. In a situation where one client pays a performance-based fee and one does not, the two clients could pay different amounts for the same service. The difference would result solely from the performance-based fee structure. Performance-based fee structures can provide for increased compensation for an adviser, which can create an inherent conflict of interest. One conflict of interest could arise from the incentive for an adviser to make riskier or more speculative investments in an effort to improve performance and generate a higher fee. An additional conflict of interest could arise from the incentive for an adviser to favor the performance-based fee accounts over other accounts in the allocation of investment opportunities.

The same investment decision may be made for more than one client of Berenberg or a client of a Berenberg affiliate. Berenberg has designed and implemented procedures to ensure that all clients are treated fairly and equally when allocating investment opportunities, regardless of the client’s fee structure. Berenberg is committed to allocating investment opportunities among clients in a manner that, over time, is on a fair and equitable basis and has established policies and procedures to guide the determination of such allocations. To the extent an investment opportunity is appropriate for multiple clients but the opportunity is limited, Berenberg’s allocation procedures generally seek to first allocate the opportunity pro rata by the size of the client order or account. However, many other factors may influence order allocation decisions on any given trade. Further, Berenberg’s rule-based investment approach, in which investment decisions are initiated by a model trigger, inherently serves to lower the opportunity for the adviser to allocate according to fee structure.

Berenberg may use soft dollars in its brokerage practices unless agreed otherwise with a client account within the safe harbor afforded by Section 28(e) of the Exchange Act. Where a product or service obtained with soft dollars provides both research and non-research assistance, Berenberg will make a good faith allocation of the cost which may be paid for with soft dollars. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist because the allocation of beneficial services may benefit Berenberg in addition to our clients. Berenberg currently has no formal arrangements with broker-dealers with respect to soft dollars, but may receive unsolicited research from broker-dealers that execute client trades.

NIKKO ASSET MANAGEMENT AMERICAS, INC. (“NIKKO”)

OTHER ACCOUNTS MANAGED (AS OF SEPTEMBER 30, 2016)

Yoshihide Itagaki*

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	5	$ 408.53	0	$ 0
Other Accounts	0	$ 0	0	$ 0

Dollar value range of shares owned in the Multi-Manager International Fund: None.

* Employee of Nikko’s parent company, Nikko AM.

Toshinori Kobayashi*

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$0	0	$ 0
Other Pooled Investment Vehicles	6	$ 576.27	0	$ 0
Other Accounts	2	$ 214.45	2	$214.45

Dollar value range of shares owned in the Multi-Manager International Fund: None.

* Employee of Nikko’s parent company, Nikko AM.

Compensation Structure (Nikko)

Portfolio Managers receive a base salary and bonus as total annual compensation. Nikko believes this evaluation and compensation approach aligns the interests and motivations of the portfolio management teams. The portfolio managers are evaluated both quantitatively and qualitatively on a semi-annual basis.

•	Quantitative evaluation: Assesses excess returns versus the relevant benchmark, as well as peer group performance, over an appropriate period. The entire team’s performance is also taken into consideration.

•	Qualitative evaluation: Considers the team member’s overall contribution to the Japanese Equity Division, as well as information provided at portfolio manager meetings, over the past year. The Head of Equity Fund Management Department and Japan CIO conduct this evaluation.

Analysts at Nikko are evaluated semi-annually, both quantitatively on the performance of their investment recommendations and qualitatively on their contribution to portfolio performance.

•	Quantitative evaluation: Endeavors to measure the actual performance of stocks rated by the analyst, to capture the degree of out/underperformance versus the benchmark had these stocks been chosen for investment.

•	Qualitative evaluation: Assesses the frequency of recommendations and opinions regarding portfolio holdings, logic and adequacy of analysis, responsiveness to daily requests on earnings and management contacts, as well as how proactive the analyst has been in providing the investment team with updated information about stocks held in the portfolio. This captures the analyst’s effectiveness at recommending stocks with conviction, thereby contributing to the portfolio’s final holdings. Portfolio managers complete a survey for each analyst regarding these factors, with the answers scored and weighted to provide an overall result.

•	Senior management evaluation: In addition to Portfolio Managers, Analysts are also evaluated by the Head of Research, Head of Equity Fund Management, and the Japan CIO.

Conflicts of Interest (Nikko)

From time to time various potential and actual conflicts of interest may arise from the overall advisory, investment and other activities of Nikko, its officers and affiliates. The following briefly summarizes some of these conflicts, but is not intended to be an exhaustive list of such conflicts. Like many investment managers, Nikko may manage multiple accounts with the same or similar investment objective and may have financial incentives to favor certain accounts over others. However, Nikko and its affiliates owe a fiduciary duty to each client as not to unfairly discriminate between clients. Nikko and its affiliates may invest on behalf of themselves and clients in securities that would be appropriate for the Fund or held by or considered for investment for other Nikko’s clients.

Nikko, consistent with its fiduciary duty to each client, will endeavor to resolve conflicts in a manner which it deems equitable to the extent possible under the prevailing facts and circumstances as well as over time. Nikko currently manages multiple portfolios and will devote as much time to each client as it deems appropriate to perform its duties. The personnel of Nikko may have conflicts with similar strategies or investments objectives and may hold the same investments across many client accounts or hold the same positions held by the Fund. Investment opportunities are allocated in a manner which Nikko deems fair and equitable over time, generally considering a number of factors, primarily, client guidelines, legal, regulatory and tax concerns. There is no assurance that all portfolios under the management of Nikko as investment manager will hold the same investments or will experience similar performance.

Nikko has adopted policies and procedures reasonably designed to address the foregoing conflicts, including proper handling of material non-public information (“Information”).

Generally, Nikko and its employees may not trade for clients or themselves or recommend trading in securities of a company while in possession of Information or disclose such Information to any person not entitled to receive it. By reason of the various activities of Nikko’s affiliates, Nikko may be restricted from effecting transactions in certain investments that might otherwise have been initiated or may not access Information that other market participants or counterparties have received.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. (“SCHRODER”)

OTHER ACCOUNTS MANAGED (AS OF SEPTEMBER 30, 2016)

Toby Hudson

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	2	$2,549	0	$ 0
Other Accounts	13	$3,457	2	$484

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Compensation Structure (Schroder)

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The fund’s portfolio managers are compensated for their services to the fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroder employees. Base salary of Schroder employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroder globally. Schroder then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroder assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroder also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. An employee’s bonus is paid in a combination of cash and Schroders plc stock, as determined by Schroder. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

Conflicts of Interest (Schroder)

Whenever a portfolio manager of the fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the fund may be seen itself to constitute a conflict with the interest of the fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroder to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroder has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The following amends and replaces the “Addresses” information pertaining to Sub-Advisors to the Fund in the SAI:

Sub-advisors to Wilmington Multi-Manager International Fund

Allianz Global Investors U.S. LLC

1633 Broadway

New York, New York 10019

AXA Investment Managers, Inc.

100 West Putnam Avenue

Greenwich, Connecticut 06830

Berenberg Asset Management LLC

330 N. Wabash Avenue, 39th Floor

Chicago, Illinois 60611

Nikko Asset Management Americas, Inc.

535 Madison Avenue, Suite 2500

New York, New York 10022

Schroder Investment Management North America Inc.

875 Third Avenue

New York, New York 10022

Please keep this Supplement for future reference.